UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On May 1, 2025, Kohl’s Corporation (the “Company”) issued a press release announcing preliminary expectations for its first quarter 2025 results.

The Company will host its quarterly earnings conference call at 9:00 a.m. ET on May 29, 2025 at 9:00 a.m. ET. A webcast of the conference call and related presentation materials will be available via the Company’s web site at investors.kohls.com, both live and after the call.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Termination of Chief Executive Officer

On April 30, 2025, the Board of Directors (the “Board”) of the Company terminated J. Ashley Buchanan as the Company’s Chief Executive Officer for Cause (as defined in the Executive Compensation Agreement dated as of January 15, 2025 between Mr. Buchanan and Kohl’s, Inc. (the “ECA”)), effective immediately. In accordance with the terms of the ECA, Mr. Buchanan is no longer a director of the Corporation. Consequently, the Board has reduced the number of directors constituting the Board from 12 to 11.

Mr. Buchanan’s termination follows an investigation conducted by outside counsel and overseen by the Audit Committee of the Board, during which it was found that Mr. Buchanan had directed that the Company conduct business with a vendor founded by an individual with whom Mr. Buchanan has a personal relationship on highly unusual terms favorable to the vendor and that he also caused the Company to enter into a multi-million dollar consulting agreement wherein the same individual was a part of the consulting team. It also found that in neither case did Mr. Buchanan disclose this relationship as required under Company’s Code of Ethics. The Board determined that Mr. Buchanan’s conduct in both instances constituted Cause as defined in the ECA.

In connection with his termination and in accordance with the terms of his equity award agreements, Mr. Buchanan will forfeit all equity awards he received from the Company, including the recruitment awards made as of January 15, 2025. In accordance with the terms of the Signing Incentive Reimbursement Agreement between Mr. Buchanan and Kohl’s, Inc., Mr. Buchanan will also be required to reimburse Kohl’s, Inc. for a pro rata portion of his signing incentive in the amount of $2,500,000. For the avoidance of doubt, Mr. Buchanan is not entitled to any payments under the ECA as a result of his termination for Cause, other than accrued obligations and continuing benefits.

As a result of Mr. Buchanan’s termination, the Board has determined to withdraw his nomination for election as a director of the Company at the Company’s annual meeting of shareholders to be held on May 14, 2025. Any votes cast in favor of Mr. Buchanan’s election will not be given effect.

Mr. Buchanan’s termination is not related to the Company’s performance, financial reporting or results of operations, and did not involve any other Company personnel.

Appointment of Interim Chief Executive Officer

On April 30, 2025, the Board appointed Michael J. Bender, Chair of the Board, as the Company’s Interim Chief Executive Officer. Mr. Bender’s biography is set forth under the heading “Proposal 1: Election of Directors – Information about the Director Nominees” in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 28, 2025, which information is incorporated herein by reference.

In connection with his appointment, Mr. Bender will step down as a member of the Board’s Audit, Compensation and Nominating and ESG Committee during the time of his service as the Interim Chief Executive Officer. In accordance with the Company’s Corporate Governance Guidelines, Mr. Bender will step down as Chair of the Board and the Board will appoint an independent member of the Board to serve in that role.

Compensatory arrangements relating to Mr. Bender’s service as Interim Chief Executive Officer of the Company have not been definitively determined as of the date hereof. The Company will provide disclosure of the material terms of such arrangements on an amendment to this current report on Form 8-K within four business days after they become available.

There are no family relationships between Mr. Bender and any Company director or executive officer, and no arrangements or understandings between Mr. Bender and any other person pursuant to which he was selected as an officer. Since February 4, 2024, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Mr. Bender had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure

The Company’s press release regarding the matters described in Item 2.02 and Item 5.02 above is attached hereto as Exhibit 99.1.

The information in Items 2.02 and 7.01, including the exhibit attached hereto, is furnished solely pursuant to Items 2.02 and 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in Items 2.02 and 7.01, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “could,” “intends,” “anticipates,” “estimates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include the Company’s preliminary expectations for its first quarter 2025 results. Such statements are based on current assumptions, expectations, and beliefs and are subject to certain risks and uncertainties that could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Forward-looking statements relate to the date initially made, and the Company undertakes no obligation to update them.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

99.1	Press Release, dated May 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2025		KOHL’S CORPORATION

	By:	/s/ Jennifer Kent
	Name:	Jennifer Kent
	Title:	Senior Executive Vice President,
Chief Legal Officer and Corporate Secretary